Schedule of Effective Tax Rate of Provision (Benefit) For Income Taxes (Details) - Titan Pharmaceuticals Inc [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Computed at 21%	$ (522)	$ (980)
Income tax rate	21.00%	21.00%
State taxes		$ (436)
Change in valuation allowance	(5,116)	(4,547)
Other	171	1
Stock based compensation	273	74
Research and development credits	(161)	(185)
Tax attributes expirations	5,355	6,082
Impact of IRC 162m		(8)
Total		$ 1